A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

GENERATION INCOME PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40771	47-4427295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	401 East Jackson Street, Suite 3300 Tampa, Florida	33602
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813)-448-1234

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GIPR	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GIPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.08. Shareholder Director Nominations.

On March 31, 2022, the Board of Directors of Generation Income Properties, Inc., a Maryland corporation (the “Company”), determined that the date of the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) would be Thursday, June 2, 2022. The record date for determining stockholders entitled to notice of, and to vote at, the 2022 Annual Meeting will be the close of business on April 14, 2022. The time and location of the 2022 Annual Meeting will be set forth in the Company’s definitive proxy statement for the 2022 Annual Meeting to be filed with the Securities and Exchange Commission (“SEC”).

As this will be the Company’s first annual meeting after becoming an SEC reporting company, the Company has set a deadline of April 14, 2022 for the receipt of any stockholder proposals for inclusion in the proxy materials to be distributed in connection with the 2022 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which the Company believes to be a reasonable time before it expects to begin to print and distribute its proxy materials for the 2022 Annual Meeting. Any Exchange Act Rule 14a-8 proposal received after this date will be considered untimely. Stockholders should send any such proposal to the principal executive offices of the Company at 401 East Jackson Street, Suite 3300, Tampa, Florida 33602, Attention: Secretary, and any proposal must comply with all applicable requirements set forth in the rules and regulations of the SEC, including Exchange Act Rule 14a-8, in order to be eligible for inclusion in the Company’s proxy materials for the Annual Meeting.

Pursuant to the Company’s Bylaws (the “Bylaws”),  any stockholder seeking to raise a proposal outside the processes of Exchange Act Rule 14a-8 or make a nomination for consideration at the Annual Meeting, but not included in the proxy materials for the Annual Meeting, must comply with the requirements of the Bylaws, including delivering such proposals to the principal executive offices of the Company at 401 East Jackson Street, Suite 3300, Tampa, Florida 33602, Attention: Secretary, not later than close of business on April 14, 2022. Any proposal or nomination received after such date will be considered untimely and will not be considered at the 2022 Annual Meeting. Any stockholder proposal or director nomination must also comply with the rules and regulations promulgated by the SEC, and the Bylaws, as applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION INCOME PROPERTIES, INC.

Date: April 4, 2022	By:	/s/ Allison Davies
Allison Davies
Chief Financial Officer

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